UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report: April 30, 2013
(Date of earliest event reported)

Glu Mobile Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-33368	91-2143667
(Commission File Number)	(IRS Employer Identification No.)

45 Fremont Street, Suite 2800
San Francisco, California	94105
(Address of Principal Executive Offices)	(Zip Code)

(415) 800-6100
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On May 1, 2013, Glu Mobile Inc. (“Glu”) issued a press release announcing its financial results for the first quarter ended March 31, 2013.  A copy of the press release is attached as Exhibit 99.01 to this Current Report on Form 8-K.  In addition, on May 1, 2013, Glu made available on its corporate website at www.glu.com/investors supplemental slides that were referenced during Glu’s earnings call to discuss its financial results for the first quarter ended March 31, 2013. A copy of such supplemental slides is attached as Exhibit 99.02 to this Current Report on Form 8-K.

The information in this Item 2.02, including Exhibits 99.01 and 99.02 to this Current Report on Form 8-K, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 2.02 and in the accompanying Exhibits 99.01 and 99.02 shall not be incorporated by reference into any registration statement or other document filed by Glu with the Securities and Exchange Commission, whether made before or after the date of this Current Report on Form 8-K, regardless of any general incorporation language in such filing (or any reference to this Current Report on Form 8-K generally), except as shall be expressly set forth by specific reference in such filing.

Item 2.05 Costs Associated with Exit or Disposal Activities.

On April 30, 2013, Glu began notifying certain of its employees that their employment would be terminated as a result of Glu’s plans to reduce the number of its development studio teams and eliminate certain research and development positions. Glu undertook this restructuring to enable it to hire additional monetization, live operations, server technology, user experience and product management personnel to support Glu’s transition to becoming a games-as-a-service company. Glu expects to complete the restructuring no later than June 30, 2013.

Glu expects to incur total cash charges, on a pre-tax basis, of approximately $650,000 to $750,000 in the second quarter of 2013, all of which are related to employee severance costs.

CAUTIONS REGARDING FORWARD-LOOKING STATEMENTS

Our expectations regarding the charges that Glu expects to incur related to the restructuring activities described in this Item 2.05 are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based upon our current expectations and involve risks and uncertainties that could cause the actual amounts to differ materially from those described in this report, which include the risk that these restructuring activities have not been completed and the final charges may be greater than we currently anticipate; the risk that we undertake additional restructuring activities beyond those currently contemplated; and other risks detailed under the caption "Risk Factors" in our Form 10-K filed with the Securities and Exchange Commission on March 15, 2013 and our other SEC filings. You can locate these reports through our website at http://www.glu.com/investors. We are under no obligation, and expressly disclaim any obligation, to update or alter our forward-looking statements whether as a result of new information, future events or otherwise, except as may be required by law, rule or regulation.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.01	Press release issued by Glu Mobile Inc., dated May 1, 2013.
99.02	Supplemental slides made available by Glu Mobile Inc. on its corporate website on May 1, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Glu Mobile Inc.

Date:	May 1, 2013	By:	/s/ Eric R. Ludwig
		Name:	Eric R. Ludwig
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Number	Description

99.01	Press Release issued by Glu Mobile Inc., dated May 1, 2013.
99.02	Supplemental slides made available by Glu Mobile Inc. on its corporate website on May 1, 2013.

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